SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             Form 8-K


                          Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 16, 1997 (July 11, 1997)


                       NEXTEL COMMUNICATIONS, INC.
        (Exact name of registrant as specified in its charter)


    Delaware                     0-19656                    36-3939651
(State or other jurisdiction  (Commission File           (I.R.S. Employer
   of incorporation)             Number)                Identification No.)

1505 Farm Credit Drive, Suite 100, McLean, Virginia            22102
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:      (703) 394-3000



      (Former name or former address, if changed since last report)

Item 5.  Other Events.

Additional Bank Financing Commitment

     Nextel Finance Company ("NFC"), a wholly owned subsidiary of Nextel Communications, Inc. ("Nextel") has reached an agreement dated July 11, 1997 with Barclays Bank PLC, The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York, NationsBank of Texas, N.A. and the Toronto-Dominion Bank with respect to an additional credit facility in the amount of $250 million (the "Additional Bank Borrowings") on terms described in the commitment letter (and the Summary of Terms and Conditions attached as Exhibit A thereto) attached to this Current Report as Exhibit 99.1, which information is incorporated herein by reference. The Additional Bank Borrowings will be additional secured borrowings pursuant to NFC's existing secured bank credit facility, which became effective on September 30, 1996 (the "Bank Credit Facility'). NFC's access to the Additional Bank Borrowings is subject to the receipt of certain required consents and approvals of third parties, to the negotiation of definitive agreements and the satisfaction of certain conditions including the receipt of net cash proceeds from equity issuances sufficient to to permit the incurrence of the Additional Bank Borrowings pursuant to the terms of the Indentures relating to Nextel's five outstanding issues of Senior Redeemable Discount Notes. NFC and the lenders contemplate negotiating and entering into appropriate definitive agreements implementing the terms of the financing arrangements as described above, and Nextel is now or shortly will commence seeking the remaining consents and approvals required to gain access to the Additional Bank Borrowings. There can be no assurance that Nextel will be able to reach definitive agreements with, or obtain all necessary consents of, third parties to allow Nextel to access the Additional Bank Borrowings, or, if such agreements are reached, that the terms of such financing will be as contemplated in Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired.
                  Not applicable.

         (B)      Pro Forma Financial Information.
                  Not applicable.

         (C)      Exhibits

Exhibit No.             Exhibit Description

99.1 Nextel Finance Company Tranche E Commitment Letter, dated July 11, 1997, with related Summary of Terms and Conditions


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEXTEL COMMUNICATIONS, INC.



Date: July 16, 1997                   By:   /s/Thomas J. Sidman
                                           Thomas J. Sidman
                                           Vice President and General Counsel

Exhibit No.               Exhibit Description

99.1 Nextel Finance Company Tranche E Commitment Letter, dated July 11, 1997, with related Summary of Terms and Conditions